                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                AUGUST 13, 1996
                    DATE OF REPORT (DATE OF EARLIEST EVENT
                                   REPORTED)

                      ----------------------------------

                            WMX TECHNOLOGIES, INC.
                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS
                                   CHARTER)

                                   DELAWARE
                (STATE OR OTHER JURISDICTION OF INCORPORATION)

              1-7327                                         36-2660763
      (COMMISSION FILE NUMBER)                             (IRS EMPLOYER
                                                         IDENTIFICATION NO.)

3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS                      60521
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                                (630) 572-8800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.  Other Events.
         -------------

On September 16, 1996 the registrant's 66%-owned Wheelabrator Technologies Inc. subsidiary ("Wheelabrator") issued a news release announcing two transactions between it and U.S. Filter Corporation ("U.S. Filter"). Wheelabrator and U.S. Filter announced that they had reached an agreement in principle to establish an equally-owned joint venture company to pursue opportunities in municipal and industrial water and wastewater treatment operations, privatization and outsourcing marketplace, and a definitive agreement for Wheelabrator to sell to U.S. Filter for $385 million in cash all of Wheelabrator's industrial water process, manufacturing and custom-engineered systems businesses. Revenues for the businesses being sold to U.S. Filter are expected to be approximately $465 million for 1996. Wheelabrator reported that the cash generated by the asset sale will be used for strategic core business investment, debt reduction and share repurchases. The transactions are expected to be completed in the fourth quarter of 1996.

On August 13, 1996 the registrant's Board of Directors amended the registrant's By-laws to change certain time periods applicable to stockholder nominations for directors and proposals and otherwise to clarify certain related matters with respect to stockholder meetings. In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be received by the registrant in advance of the meeting. Ordinarily, such notice must be received not less than 90 nor more than 120 days before the anniversary date of the immediately preceding annual meeting, but if the registrant calls for the annual meeting to be held on a date that is not within 30 days before or after such anniversary date, then such notice must be received not later than 10 days after notice of the meeting is mailed or other public disclosure of the meeting is made. The stockholder filing the notice of nomination must describe various matters regarding the nominee and the stockholder giving the notice, including such information that is required to be disclosed pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder. In order for a stockholder to bring other business before a stockholder meeting, timely notice must be received by the registrant within the time limits described above. Such notice must include a description of the proposed business, the reasons therefor, and other specific matters, and various matters regarding the stockholder giving the notice.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

  The exhibit filed as part of this report is listed in the Exhibit Index hereto.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WMX TECHNOLOGIES, INC.

                                        By:  /s/ Thomas A. Witt
                                            ----------------------
                                            Thomas A. Witt
                                            Vice President



Dated:  September 19, 1996

                            WMX TECHNOLOGIES, INC.

                                 EXHIBIT INDEX

                      Number and Description of Exhibit*
                      ----------------------------------

1.  None

2.  None

3.  By-laws of registrant, as amended and restated as of August 13, 1996.

4.  None

16.  None

17.  None

20.  None

23.  None

24.  None

27.  None


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* Exhibits not listed are inapplicable.